THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
          AMENDED, AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN
          EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM
          REGISTRATION, UNDER SAID ACT.

                                  WARRANT TO PURCHASE

                                 SHARES OF COMMON STOCK

                                           OF

                              MERIDIAN MEDICAL TECHNOLOGIES, INC.

                                  Expires May 1, 2005

          No.  W-1                                       New York, New York
          204,770 Shares                                        May 1, 1998

               FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, MERIDIAN MEDICAL TECHNOLOGIES, INC., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that

          NOMURA HOLDING AMERICA INC.

          or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, 204,770 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an initial exercise price per share equal to $11.988 per share, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in
          Section 7 hereof. This Warrant is one of the Warrants issued pursuant to the Note and Warrant Purchase Agreement, initially exercisable to purchase 204,770 shares of Warrant Stock in the aggregate.

               1. Duration. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date hereof and shall expire at 5:00 P.M., New York time, on May 1, 2005; provided, however, that if, on such expiration date, the Issuer is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an Underwritten Offering in which shares of Warrant Stock are, pursuant to the Registration Rights Agreement dated as of May 1, 1998 by and between the Issuer and Nomura Holding America Inc., entitled to be included, or if the Issuer is in default of any obligations created by such provisions, said right to subscribe for and


          659294v9





          purchase shares of Warrant Stock shall expire at 5:00 P.M., New York time, on the 30th day following the date on which such registration shall have become effective or on the 30th day following the date all of such defaults have been cured, as the case may be.

               2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

               (a) Time of Exercise. The purchase right represented by this Warrant may be exercised in whole or in part at any time and from time to time prior to expiration.

               (b) Method of Exercise. The holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the subscription form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised (after giving effect to any reduction required by Section 6 hereof), payable at such holder's election (i) by certified or official bank check,
          (ii) by surrendering and canceling an amount of the principal of and accrued interest on the Notes held by such holder equal in the aggregate to the aggregate amount of the consideration payable upon such exercise (and, for such purposes, all interest accrued on such Notes to the date of such exercise shall first be applied to such payment before any of the principal amount thereof shall be so surrendered and applied), (iii) by surrendering to the Issuer the right to receive a portion of the number of shares of Warrant Stock with respect to which this Warrant is then being exercised equal to the product obtained by multiplying such number of shares of Warrant Stock by a fraction, the numerator of which is the Warrant Price in effect on the date of such exercise and the denominator of which is the Current Market Price in effect on such date, or (iv) by a combination of the foregoing methods of payment selected by the holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) or clause (iii) of this Section 2(b), such exercise shall be accompanied by written notice from the holder of this Warrant specifying the manner of payment thereof, and in the case of an application of clause (ii), stating the respective amounts of principal and interest of the Notes to be applied to such payment, and in the case of an application of clause (iii), containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender. If, pursuant to clause
          (ii) above, less than the entire unpaid principal amount of any Note shall be applied toward payment of the consideration payable upon any exercise of this Warrant, the holder thereof shall

          659294v9





          surrender the Note and the Issuer shall issue a new Note (dated the date of the Note being surrendered) representing the balance of the unpaid principal amount of the Note so surrendered, payable to such holder or as such holder may otherwise direct.

               (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the holder hereof within a reasonable time, not exceeding fifteen days after such exercise, and the holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the holder hereof within such time.

               (d) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including, to the extent required by law or reasonably requested by the Issuer, the delivery of appropriate investment representations in customary form). Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the holder executing the form of assignment attached hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

               (e) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the form of assignment attached hereto, and subject to the provisions of this Warrant with respect to compliance with the Securities Act and the limitations on assignments and transfers contained herein, the Issuer at its expense shall issue to or on the order of the holder a new Warrant or Warrants of like tenor, in the name of the holder or as the holder (on payment by the holder of any applicable transfer taxes) may direct, exercisable in the aggregate for the number of shares of Warrant Stock issuable upon exercise hereof; provided, that nothing in this subsection (e)

          659294v9





          shall be deemed to prohibit any transfer of Warrants by any Person to (i) any Affiliate of such Person or (ii) any Person who immediately prior to such transfer is a holder of Warrants.

               (f)  Compliance with Securities Laws.

                    (i) The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. In the event that, upon exercise of this Warrant, the shares of Warrant Stock to be issued hereunder shall constitute "restricted securities" (as defined in Regulation D promulgated under the Securities Act), then the holder shall, if requested by the Issuer, confirm in writing to the Issuer that the shares of Warrant Stock so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward any distribution or resale that would violate the registration or qualification provisions of the Securities Act or any state securities laws.

                    (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT.

                    (iii) The restrictions imposed by this Section 2(f) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, or (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer (it being understood that in-house counsel to the holder shall be deemed to be acceptable counsel), addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any such securities, the holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legends required by paragraph (ii) above relating to the Securities Act and state

          659294v9





          securities laws.

               (g) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing the extent, if any, of its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such holder.

               (h) No Rights or Liabilities as Stockholders. This Warrant shall not entitle the holder hereof to any of the rights of a stockholder of the Issuer, except as expressly contemplated by this Warrant. No provision of this Warrant, in the absence of the actual exercise of this Warrant or any part hereof by the holder hereof into shares of Warrant Stock issuable upon such exercise, shall give rise to any liability on the part of such holder as a stockholder of the Issuer, whether such liability shall be asserted by the Issuer or by creditors of the Issuer or otherwise.

               3. Stock Fully Paid; Reservation of Shares. (a) The Issuer covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance (other than taxes in respect of any transfer occurring contemporaneously with such issuance, or as otherwise specified herein or in the Note and Warrant Purchase Agreement). The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (b) If any shares of the Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its reasonable efforts at its expense to cause such shares to be duly registered or qualified.

               (c) The Issuer shall not by any voluntary action including, without limitation, amending the Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all

          659294v9





          times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

               4. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

               (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. (i) In case of any recapitalization or reorganization of the Issuer or any reclassification or change of outstanding Securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Issuer with or into another corporation (other than a merger with another corporation in which the Issuer is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding Securities issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the property of the Issuer as an entirety or substantially as an entirety, the Issuer or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, issue a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant the kind and the highest amount of shares of Capital Stock, other securities, money and property receivable upon such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer by a holder of one share of Common Stock issuable upon exercise

          659294v9





          of this Warrant had it been exercised immediately prior to such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
          Section 4. The provisions of this subsection (a) shall similarly apply to successive recapitalizations, reorganizations, reclassifications, changes, consolidations, mergers, sales and transfers.

                    (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any of the transactions described in the above subparagraph (i) unless prior to the consummation thereof, each person (other than the Issuer) which may be required to deliver any Capital Stock, securities, money or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to the Majority Holders, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such transaction, such assumption shall be in addition to (but without duplication), and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to the holder of this Warrant such shares of Capital Stock, other securities, money or property as, in accordance with the foregoing provisions of this paragraph (a), such holder shall be entitled to receive, and such person shall have similarly delivered to such holder an opinion of counsel for such person, which counsel shall be reasonably satisfactory to such holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this paragraph (a)) shall be applicable to the Capital Stock, other securities, money or property which such person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

               (b) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any class or classes of its Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

          659294v9





               (c) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

               (i) Stock Dividends. Pay a dividend in, or make any other distribution of, shares of any class or classes of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the holders of such class or classes of Common Stock, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

               (ii) Liquidating Dividends, etc. Make a distribution of its property to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the holder of this Warrant shall, upon exercise, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any consideration therefor, a sum equal to the amount of such property as would have been payable to such holder as owner of that number of shares of Warrant Stock of the Issuer receivable by exercise of this Warrant, had such holder been the holder of record of such Warrant Stock on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

               (d) Issuance of Additional Shares of Common Stock. If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (other than as provided in the foregoing subsections (a) through (c) of this
          Section 4), at a price per share less than 90% of the Warrant Price then in effect or less than the Current Market Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

               (i) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of

          659294v9





          Common Stock so issued would purchase at a price per share equal to the Current Market Price then in effect or 90% of the Warrant Price then in effect (whichever is greater), and

               (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

          The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (1) any adjustment shall have been made pursuant to subsection (e) of this Section 4 or
          (2) no adjustment was required pursuant to subsection (e) of this
          Section 4.

               (e) Issuance of Common Stock Equivalents. If the Issuer, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than 90% of the Warrant Price then in effect or less than the Current Market Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended, and such price as so amended shall be less than the 90% of the Warrant Price or less than the Current Market Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this Section 4 on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (ii) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Issuer for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

          659294v9





               (f) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the Current Market Price then in effect, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Current Market Price; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (f), the date as of which the Current Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (f), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

               (g)  Other Provisions Applicable to Adjustments Under this
          Section 4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in Section 4(d), (e) and (f):

                    (i) Computation of Consideration. The consideration received by the Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration

          659294v9





          at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

               (ii) Readjustment of Warrant Price. Upon the expiration or termination of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged in its entirety, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Issuer (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Issuer.

               (iii) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries.

          659294v9





               (h) Other Action Affecting Common Stock. In case after the date hereof the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through (g) of this Section 4, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 4, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

               (i) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of the foregoing provisions of this Section 4, the number of shares of Warrant Stock purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately before giving effect to such adjustment and the denominator of which shall be the Warrant Price immediately after giving effect to such adjustment. If the Issuer shall be in default under any provision contained in Section 3 of this Warrant so that shares issued at the Warrant Price adjusted in accordance with this
          Section 4 would not be validly issued, the adjustment of number of shares provided for in the foregoing sentence shall nonetheless be made and the holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 3 of this Warrant.

               5. Notice of Adjustments. Whenever the Warrant Price or number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 4 hereof, the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and number of shares of Warrant Stock purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the holder of this Warrant with respect to the matters set forth in such certificate may at the option of the holder of this Warrant be submitted to a nationally recognized accounting firm selected by it, which firm shall be instructed to deliver a written opinion as to such matters to the Issuer and such holder within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and

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          659294v9





          expenses of such accounting firm shall be paid by the Issuer.

               6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Current Market Price then in effect.

               7. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

               "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the date of this Warrant, and all shares of Other Common Stock, if any, issued by the Issuer after the date of this Warrant, except (i) Warrant Stock,
          (ii) shares of Common Stock issuable upon exercise of the warrants issued by the Company to ING (U.S.) Capital Corporation ("ING") pursuant to the Warrant Purchase Agreement dated as of April 15, 1996 by and between ING and the Issuer, (iii) shares of Common Stock issuable upon exercise of the warrants issued by the Company to the Estate of Dr. Stanley Sarnoff, (iv) shares of voting Common Stock issued upon conversion of any shares of the Company's Class A Common Stock (as such term is defined in the Warrant Purchase Agreement dated as of April 15, 1996 between Brunswick Biomedical Corporation and ING), (v) shares of Common Stock issuable upon exercise of the warrants issued in connection with the merger of Brunswick Biomedical Corporation with and into Survival Technology, Inc. and options assumed in such merger and
          (vi) shares of Common Stock issued after May 1, 1998 pursuant to stock options granted prior to, on or after that date under the Issuer's current or future employee stock option and director stock option plans, and shares of Common Stock issued after that date pursuant to the Issuer's current or future employee stock purchase, stock bonus and similar employee benefit plans.

               "Board" shall mean the Board of Directors of the Issuer.

               "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and
          (iv) all equity or ownership interests in any Person of any other type.

               "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the date of this Warrant, and as hereafter from time to time amended, modified, supplemented or restated in accordance with its terms and pursuant to applicable law.

          659294v9





               "Common Stock" means the Common Stock, $0.10 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

               "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

               "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" shall mean one of the Convertible Securities.

               "Current Market Price" as of any day means (i) the average of the last sale prices of the Common Stock on the 10 most recent Trading Days preceding such day, as quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), as published in The Wall Street Journal (or, if for any reason such information for such Trading Day is not available in The Wall Street Journal, then as published in any other newspaper of general circulation which regularly publishes such information); or (ii) if such Common Stock is not then quoted in NMS/NASDAQ, but is listed on the New York Stock Exchange and reported on the New York Stock Exchange Consolidated Tape, such Current Market Price shall be the average of the last sale prices (regular way) of the Common Stock on the 10 most recent Trading Days preceding such day, as reported on such Consolidated Tape (as published in The Wall Street Journal or, if for any reason such information for such Trading Day is not available in The Wall Street Journal, then as published in any other newspaper of general circulation which regularly publishes such information); or (iii) if such Common Stock is not then listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, but is listed or admitted to trading on any other domestic securities exchange, then such Current Market Price shall be the average of the last sale prices on the 10 most recent Trading Days preceding such day on the principal domestic stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange; or (iv) if such Common Stock is not then listed or admitted to trading on any domestic securities exchange nor quoted in NMS/NASDAQ, then the Current Market Price for such Trading Day shall be the average of the respective averages of the reported closing bid and asked price quotations on the 10 most recent Trading Days preceding such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Issuer, or if there is no such firm, as furnished

          659294v9





          by any member of the National Association of Securities Dealers, Inc. selected by the Issuer with the written approval of the Majority Holders; or (v) if such Common Stock is not listed or admitted to trading on any domestic securities exchange or quoted in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Issuer and the Majority Holders within fifteen days immediately following the date on which the Current Market Price is to be determined. If no such agreement as to Current Market Price is so reached, the Current Market Price shall be the fair market value per share of Common Stock as of the applicable date hereunder, as determined by an Independent Appraiser selected by the Majority Holders and consented to by the Issuer (such consent not to be unreasonably withheld), whose fees and expenses shall be paid by the Issuer. The determination of fair market value by such Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by any stockholders' agreement or similar agreement or by federal or state securities laws.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute at the time in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute.

               "Independent Appraiser" means a nationally recognized investment banking firm or other nationally recognized firm that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the holder of any Warrant.

               "Issuer" means Meridian Medical Technologies, Inc., a Delaware corporation, and its successors.

               "Majority Holders" means at any time the holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

               "NASD" means the National Association of Securities Dealers, Inc., and any successor organization or entity.

               "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement, dated as of May 1, 1998, between the Issuer and Nomura Holding America Inc., as such agreement may from time to time be amended, modified or supplemented in accordance with its terms.

          659294v9






               "Notes" means the 12.0% Senior Subordinated Notes Due 2005 of the Issuer in the aggregate original principal amount of $15,000,000 issued pursuant to the Note and Warrant Purchase Agreement.

               "Other Common Stock" means any Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

               "Person" means and includes an individual, a partnership, a joint venture, a corporation, a company, a trust, an unincorporated organization and a government or any department or agency thereof.

               "SEC" means the United States Securities and Exchange Commission and any successor agency, authority, commission or governmental body.

               "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" shall mean one of the Securities.

               "Securities Act" means as of any date the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute.

               "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding Voting Stock is at the time directly or indirectly owned or controlled by such Person or by one or more of any entities directly or indirectly owned or controlled by such Person.

               "Trading Day" shall mean any day on which equity securities are traded and quoted on NASDAQ, or, if at any time of determination the Common Stock shall no longer be quoted on NASDAQ, then such term shall mean any day on which equity securities are traded on the principal domestic securities exchange on which the Common Stock shall then be listed.

               "Underwritten Offering" means any public offering of Securities distributed by means of a firm commitment underwriting.

               "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however

          659294v9





          designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

               "Warrants" means the Warrants issued and sold pursuant to the Note and Warrant Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c) or 2(d) hereof or Section 2(c) or 2(d) of any of such other Warrants.

               "Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 4 hereof.

               "Warrant Stock" shall mean Common Stock issuable upon exercise of any Warrants or Warrants.

               8. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the number of shares of Warrant Stock issuable under the Warrants, increase the Warrant Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 8 without the consent of the holders of all Warrants then outstanding.

               9. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               10. Notices. All notices and other communications provided for hereunder shall be in writing and delivered by hand or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), and if to the holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such holder at its last known address or telecopy number appearing on the books of the Issuer maintained for such purposes, and if to the Issuer, addressed to:

          Meridian Medical Technologies, Inc.
          10240 Old Columbia Road
          Columbia, Maryland 21046
          Attention: Chief Executive Officer
          Telecopy No.: (410) 309-1691;

          with a copy to:

          Arnold & Porter

          659294v9





          555 12th Street, N.W.
          Washington, D.C. 20004-1202
          Attention: Steven Kaplan, Esq.
          Telecopy No.: (202) 942-5999;

          or to such other address or addresses or telecopy number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telecopy, or three business days after being so mailed.

               11. Remedies. The Issuer stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

               12. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the holder hereof and (to the extent provided herein) the holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such holder or holder of Warrant Stock.

               13. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

               14. Integration. This Warrant and the other Warrants issued pursuant to the Note and Warrant Purchase Agreement replace all prior agreements, supersede all prior negotiations and constitute the entire agreement of the parties with respect to the transactions contemplated herein. References to the Note and Warrant Purchase Agreement herein shall, to the extent that the Notes and other obligations thereunder have been repaid and such Note and Warrant Purchase Agreement have terminated, mean the Note and Warrant Purchase Agreement as in effect immediately prior to its termination.

          659294v9






               15. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


          MERIDIAN MEDICAL TECHNOLOGIES, INC.


          By:  _____________________________
               Name:
               Title:

          659294v9





          SUBSCRIPTION

          MERIDIAN MEDICAL TECHNOLOGIES, INC.

               The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _______________ shares of Common Stock of MERIDIAN MEDICAL TECHNOLOGIES, INC. covered by the within Warrant.

          Dated:    _______________               Signature _______________

                                        Address   _______________
                                                  _______________

          ASSIGNMENT

               FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers unto _______________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _______________, attorney, to transfer the said Warrant on the books of the within named corporation.

          Dated:    _______________               Signature _______________

                                        Address   _______________
                                                  _______________

          PARTIAL ASSIGNMENT

               FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers unto _______________ the right to purchase _____ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint __________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.


          Dated:    _______________               Signature _______________

                                        Address   _______________
                                                  _______________

          FOR USE BY THE CORPORATION ONLY:

          This Warrant No. W-___ canceled (or transferred or exchanged) this ___ day of ____________ 19_, _______________ shares of
          Common Stock issued therefor in the name of _______________, Warrant No. W-__ issued for _____ shares of Common Stock in the name of _______________.





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